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                                                                    EXHIBIT 23.3
                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 3, 1997, included in Smith International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

March 10, 1998